CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, James A. Bowen, Chairman of the Board, President and Chief Executive Officer of First Trust Value Line(R) Dividend Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   AUGUST 14, 2006    /S/ JAMES A. BOWEN
        ---------------    -----------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and
                           Chief Executive Officer
                           (principal executive officer)


I, Mark R. Bradley,  Treasurer,  Controller,  Chief Financial  Officer and Chief
Accounting   Officer  of  First  Trust   Value   Line(R)   Dividend   Fund  (the
"Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:   AUGUST 14, 2006  /S/ MARK R. BRADLEY
        ---------------  -----------------------------------------------------
                         Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer
                         (principal financial officer)